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              SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                Securities Exchange Act of 1934





                         March 10, 1994
         Date of Report (Date of Earliest Event Reported)



                     INTERNATIONAL PAPER COMPANY
         (Exact name of Registrant as specified in its charter)




 New York                    1-3157                13-0872805
(State of                  Commission            (IRS Employer
Incorporation)                File               Identification
                                                     Number)


               Two Manhattanville Road, Purchase, NY  10577
                 (Address of Principal executive offices)



                             914-397-1500
                            (Telephone No.)
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            SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D.C.   20549


ITEM 1     CHANGES IN CONTROL OF REGISTRANT

           N/A


ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS

           N/A


ITEM 3     BANKRUPTCY OR RECEIVERSHIP

           N/A


ITEM 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           N/A

ITEM 5     OTHER EVENTS

           N/A


ITEM 6     RESIGNATIONS OF REGISTRANT'S DIRECTORS

           N/A


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial Statements:

           Audited Financial Statements, Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1993 are being filed as Exhibit 99.

           (b)  Pro Forma Financial Information:

           N/A



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           (c)  Exhibits:

           (99) Audited Financial Statements, Selected
                Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended
                December 31, 1993.


ITEM 8     CHANGES IN FISCAL YEAR

           N/A





                         Signatures


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 INTERNATIONAL PAPER COMPANY
                                 (Registrant)




Date:  March 10, 1994            /S/ SYVERT E. NERHEIM
       Purchase, NY              Syvert E. Nerheim
                                 Assistant Secretary





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                        EXHIBIT INDEX

Exhibit                                                  Page
Number                                                  Number
______                                                  ______


  99      Audited Financial Statements, Selected
          Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended
          December 31, 1993.